UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 6, 2018 (June 5, 2018)

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33805	26-0354783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 West 57th Street, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)
212-790-0000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Securities Holders.
(a)The Annual Meeting of Shareholders of the Company was held on June 5, 2018.
(b)At the Annual Meeting, the Shareholders:
(i)elected Marcy Engel, Michael D. Fascitelli and Georganne C. Proctor as Class II directors to serve for a term of three years and until their successors are duly elected or appointed and qualified; and
(ii)ratified the selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018.
Set forth below, with respect to each matter above are, as applicable, the number of votes cast for or against, the number of abstentions and the number of broker non-votes:

1.	Election of Directors

Nominee	Votes For	Withheld	Broker Non-Votes
Marcy Engel	363,921,266	629,852	68,533,169
Michael D. Fascitelli	364,146,499	404,619	68,533,169
Georganne C. Proctor	353,788,457	10,762,661	68,533,169

2.	Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	431,177,319
Votes Against	1,440,162
Abstentions	466,806

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCH-ZIFF CAPITAL MANAGEMENT GROUP LLC
(Registrant)

By:	/s/ Thomas M. Sipp
Thomas M. Sipp
Chief Financial Officer and Executive Managing Director
June 6, 2018